State Intellectual Property Office of the People’s Republic of China
443000 XQ07007212311 No. 21-3, Yunji Road Yichang City of Hubei Province Three Gorges Patent Firm of Yichang City Cheng Gang	Date of Document Issuance: March 24, 2011
Application Number or Patent Number: 201110070845.4   Serial No. of the document: 2011032400167470

Notification of Receipt of Patent Application

Pursuant to the provisions under Article 28 of the Patent Law and Articles 38 and 39 of the Regulation on the Implementation of the Patent Law, this is to acknowledge the receipt by the State Intellectual Property Office of the People’s Republic of China of the patent application filed by the applicant. The application number, date of application, applicant and the name of the invention and creation are as follows:

Application number:	201110070845.4
Date of application:	March 24, 2011
Applicant:	Hubei Minkang Pharmaceutical Co., Ltd.
Name of the invention and creation:	A formula and Chinese medicine that treats children’s anaemia caused by inadequate functioning of the spleen.

Upon verification, it is hereby acknowledged that the State Intellectual Property Office of the People’s Republic of China has received the following documents:

Application for invention patent	Page number of each document: 5 pages	Number of copies: 1 Copy
Claims Page number of each document: 2 pages	Number of copies: 1 copy	Items under the Claims: 9 Items
Specification	Page number of each document: 6 pages	Number of copies: 1 Copy
Specification Summary	Page number of each document: 1 pages	Number of copies: 1 Copy
Retainer of patent agency	Page number of each document: 2 Pages	Number of copies; 1 Copy
Application for fee deduction and deferral	Page number of each document: 1 Page	Number of copies: 1 Copy
Certificate of fee deduction and deferral	Page number of each document: 1 Page	Number of copies: 1 Copy
Application for Substantial Review	Page number of each document: 1 Page	Number of copies: 1 Copy

[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Reminders:
1.
After the receipt of the Notification of Receipt of Patent Application, the applicant may file a request for correction with the State Intellectual Property Office if it believes that the contents carried hereunder are not consistent with those submitted by the applicant.

2.
Upon receiving notification of receipt of Patent application, the applicant shall accurately and clearly indicate the application number before submission to the State Intellectual Property Office for processing.

Reviewed by: Chi Rong (E-Application)	Review Department: Department of Initial Review and Procedural Management of the Patent Bureau
[seal] Seal of Patent Application Receipt of
The State Intellectual Property Office of
The People’s Republic of China

200101	For a paper application, please return your mail to: Receipt Division of the State Intellectual Property Office, No. 6 West Tucheng Road, Jimenqiao, Haidian District of Beijing, 100088
2010.2
For an electronic application, please submit applicable documents in their electronic version via the E-System of Patent Application. Unless otherwise provided, documents submitted in paper version or other formats shall be regarded as not having being submitted.

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Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471

1 page in total
State Intellectual Property Office of the People’s Republic of China
443000 No. 21-3, Yunji Road Yichang City of Hubei Province Cheng Gang of Three Gorges Patent Firm of Yichang City Application Number or Patent Number: 200910062287.X	Date of Document Issuance: June 2, 2009

Notification of Receipt of Patent Application

Pursuant to the provisions under Article 28 of the Patent Law and Articles 39 and 40 of the Regulation on the Implementation of the Patent Law, this is to acknowledge the receipt by the State Intellectual Property Office of the People’s Republic of China of the patent application filed by the applicant. The application number and date of application are as follows:

Application number:	200910062287.X
Date of application:	May 26, 2009
Applicant:	Hubei Minkang Pharmaceutical Co., Ltd.
Name of the invention and creation:	A kind of oral liquid for the treatment of constipation

Upon verification, it is hereby acknowledged that the State Intellectual Property Office of the People’s Republic of China has received the following documents:

Application for invention patent	Page number of each document: 2 pages	Number of copies: 2 Copies
Summary	Page number of each document: 1 page	Number of copies: 2 Copies
Claims	Page number of each document: 1 page	Number of copies: 2 Copies
Specification	Page number of each document: 4 pages	Number of copies: 2 Copies
Retainer of patent agency	Application for fee deduction and deferral
Certificate of fee deduction and deferral	Prior public declaration

[seal] Department of Administration of
Hubei Minkang Pharmaceutical Co., Ltd.
Brief Notes
1.
According to the provisions under Article 28 of the Patent Law, if the application document is sent by mail, the date of mailing indicated by the postmark shall be the date of filing. If finding the foregoing application date does not accord with the date of mailing of the application document, the applicant can submit a Statement of Opinion and the receipt of the registered mail to the Receipt Division of the State Intellectual Property Office within two months after the date of receiving this Notification to request the correction of the application date.

2.
The application number is the code name given to each received patent application by The State Intellectual Property Office, which is the most effective identification of the application. The applicant shall clearly and accurately indicate the application number when going through all the procedures with this Office.

3.	Documents or remittance personally sent to any reviewer is legally invalid.
4.	Intermediate documents, divisional application and claims of domestic priority shall be directly delivered to the Receipt Division of the State Intellectual Property Office.

The State Intellectual Property Office of the People’s Republic of China

[seal] Seal of Patent Application Receipt of
The State Intellectual Property Office of
The People’s Republic of China (09)
Reviewed by: Liu Na	0922-2-C13065
Zip code: 100088Address: Receipt Division of the State Intellectual Property Office, No. 6 West Tucheng Road, Jimenqiao, Haidian District of Beijing Mailbox: Mailbox 8020, Beijing

Translator’s Declaration:

I, Certify that I have carefully read the original Simplified Chinese document AND I confirm that this translation is a true and accurate English version of such original to the best of my knowledge and belief.

Zhao Zhang	/s/ Zhao Zhang
Certified Translator (Canada)
Certified Member in good standing Status: Society of Translators and Interpreters of British Columbia (S.T.I.B.C. www.stibc.org),
Membership Number No: 04-10-2471